YieldMax Target 12 Semiconductor Option Income ETF
Schedule of Investments
April 30, 2025 (Unaudited)

COMMON STOCKS - 92.7%		Shares	Value
Semiconductors - 87.5%(a)
Advanced Micro Devices, Inc. (b)(c)		1,607	$156,441
Analog Devices, Inc. (c)		1,031	200,963
Applied Materials, Inc. (c)		1,407	212,049
ARM Holdings PLC - ADR (b)(c)		1,987	226,617
ASE Technology Holding Co. Ltd. - ADR		3,807	33,235
ASML Holding NV (c)		706	471,665
Broadcom, Inc. (c)		3,182	612,440
Intel Corp. (c)		7,970	160,197
KLA Corp. (c)		241	169,348
Lam Research Corp. (c)		2,236	160,254
Marvell Technology, Inc. (c)		1,677	97,887
Microchip Technology, Inc. (c)		857	39,491
Micron Technology, Inc. (c)		1,890	145,436
Monolithic Power Systems, Inc.		70	41,517
NVIDIA Corp. (c)		6,087	662,996
NXP Semiconductors NV (c)		417	76,857
ON Semiconductor Corp. (b)(c)		633	25,130
QUALCOMM, Inc. (c)		1,551	230,261
STMicroelectronics NV (c)		1,545	35,087
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (c)		3,838	639,756
Teradyne, Inc. (c)		306	22,708
Texas Instruments, Inc. (c)		1,323	211,746
United Microelectronics Corp. - ADR		4,190	29,498
			4,661,579

Software - 5.2%
Cadence Design Systems, Inc. (b)(c)		476	141,724
Synopsys, Inc. (b)(c)		298	136,785
			278,509
TOTAL COMMON STOCKS (Cost $5,477,931)			4,940,088

PURCHASED OPTIONS - 1.2%(b)(d)(e)	Notional Amount	Contracts
Call Options - 1.2%			$–
ASML Holding NV, Expiration: 05/16/2025; Exercise Price: $740.00	$467,656	7	1,347
Broadcom, Inc., Expiration: 05/16/2025; Exercise Price: $200.00	596,657	31	14,027
Intel Corp., Expiration: 05/16/2025; Exercise Price: $26.00	158,790	79	277
Micron Technology, Inc., Expiration: 05/16/2025; Exercise Price: $85.00	138,510	18	1,773
NVIDIA Corp.		–	$–
Expiration: 05/02/2025; Exercise Price: $90.00	261,408	24	44,580
Expiration: 05/16/2025; Exercise Price: $125.00	914,928	84	2,772
STMicroelectronics NV, Expiration: 05/16/2025; Exercise Price: $26.00	34,065	15	150
TOTAL PURCHASED OPTIONS (Cost $70,377)			64,926

SHORT-TERM INVESTMENTS - 6.1%		Shares
Money Market Funds - 6.1%
First American Government Obligations Fund - Class X, 4.25% (f)		325,321	325,321
TOTAL SHORT-TERM INVESTMENTS (Cost $325,321)			325,321

TOTAL INVESTMENTS - 100.0% (Cost $5,873,629)			5,330,335
Other Assets in Excess of Liabilities - 0.0% (g)			1,232
TOTAL NET ASSETS - 100.0%			$5,331,567
two			–%
Percentages are stated as a percent of net assets.			–%

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(d)	Exchange-traded.
(e)	100 shares per contract.
(f)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.
(g)	Represents less than 0.05% of net assets.

YieldMax Target 12 Semiconductor Option Income ETF
Schedule of Written Options
April 30, 2025 (Unaudited)

WRITTEN OPTIONS - (1.5)%(a)(b)	Notional Amount	Contracts	Value
Call Options - (1.5)%
Advanced Micro Devices, Inc., Expiration: 05/16/2025; Exercise Price: $115.00	$(155,760)	(16)	$(1,352)
Analog Devices, Inc., Expiration: 05/16/2025; Exercise Price: $200.00	(194,920)	(10)	(3,650)
Applied Materials, Inc., Expiration: 05/16/2025; Exercise Price: $165.00	(210,994)	(14)	(2,555)
ARM Holdings PLC, Expiration: 05/16/2025; Exercise Price: $135.00	(216,695)	(19)	(3,097)
ASML Holding NV, Expiration: 05/16/2025; Exercise Price: $700.00	(467,656)	(7)	(5,355)
Broadcom, Inc., Expiration: 05/16/2025; Exercise Price: $190.00	(596,657)	(31)	(28,753)
Cadence Design Systems, Inc., Expiration: 05/16/2025; Exercise Price: $290.00	(119,096)	(4)	(5,500)
Intel Corp., Expiration: 05/16/2025; Exercise Price: $24.00	(158,790)	(79)	(513)
KLA Corp., Expiration: 05/16/2025; Exercise Price: $720.00	(140,538)	(2)	(3,880)
Lam Research Corp., Expiration: 05/16/2025; Exercise Price: $80.00	(157,674)	(22)	(726)
Marvell Technology, Inc., Expiration: 05/16/2025; Exercise Price: $67.50	(93,392)	(16)	(616)
Microchip Technology, Inc., Expiration: 05/16/2025; Exercise Price: $50.00	(36,864)	(8)	(760)
Micron Technology, Inc., Expiration: 05/16/2025; Exercise Price: $80.00	(138,510)	(18)	(4,248)
NVIDIA Corp., Expiration: 05/16/2025; Exercise Price: $120.00	(914,928)	(84)	(6,804)
NXP Semiconductors NV, Expiration: 05/16/2025; Exercise Price: $195.00	(73,724)	(4)	(1,000)
ON Semiconductor Corp., Expiration: 05/16/2025; Exercise Price: $44.00	(23,820)	(6)	(573)
QUALCOMM, Inc., Expiration: 05/16/2025; Exercise Price: $160.00	(222,690)	(15)	(3,000)
STMicroelectronics NV, Expiration: 05/16/2025; Exercise Price: $24.00	(34,065)	(15)	(600)
Synopsys, Inc., Expiration: 05/16/2025; Exercise Price: $470.00	(91,802)	(2)	(1,950)
Taiwan Semiconductor Manufacturing Co. Ltd., Expiration: 05/16/2025; Exercise Price: $180.00	(633,422)	(38)	(4,332)
Teradyne, Inc., Expiration: 05/16/2025; Exercise Price: $90.00	(22,263)	(3)	(30)
Texas Instruments, Inc., Expiration: 05/16/2025; Exercise Price: $180.00	(208,065)	(13)	(358)
TOTAL WRITTEN OPTIONS (Premiums received $74,665)			$(79,652)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

YieldMax Target 12 Semiconductor Option Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$4,940,088	$–	$–	$4,940,088
Purchased Options	–	64,926	–	64,926
Money Market Funds	325,321	–	–	325,321
Total Investments	$5,265,409	$64,926	$–	$5,330,335

Liabilities:
Investments:
Written Options	$–	$(79,652)	$–	$(79,652)
Total Investments	$–	$(79,652)	$–	$(79,652)

Refer to the Schedule of Investments for further disaggregation of investment categories.